UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2006


                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)

                           Commission File No. 0-10772

         Virginia                                                  54-0846569
(State or other jurisdiction of                         (IRS Employer ID No.)
incorporation or organization)

         6708 Alexander Bell Drive
         Columbia, Maryland                                        21046-2306
(Address of principal executive office)                            (Zip Code)

Registrant's telephone number, including area code:            (301) 939-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 29, 2006 and on October 1, 2006, Essex Corporation ("ESSEX" or the "CORPORATION"), together with its subsidiaries, entered into a Second Amendment (the "SECOND AMENDMENT") and a Third Amendment (the "THIRD AMENDMENT" and collectively, the "AMENDMENTS"), respectively, to its Amended and Restated Revolving Line of Credit Loan and Security Agreement, dated as of June 30, 2005, as amended (the "LOAN AGREEMENT") with Bank of America, N.A. ("BANK OF AMERICA"). The Amendments were entered into in connection with the completion of Essex's acquisition of Adaptive Optics Associates, Inc. ("AOA") (described below) and, among other items, (i) increased Essex's maximum borrowing amount under the Loan Agreement's revolving credit facility to $55 million, (ii) adjusted certain financial covenants, fees and interest rate margins under the Loan Agreement, (iii) provided for Bank of America's consent to the acquisition of AOA by Essex, and (iv) added AOA as a borrower under the Loan Agreement.

         The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Second Amendment and to the Third Amendment, which are filed as EXHIBITS 1.1 and 1.2 hereto, respectively, and incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On October 1, 2006, Essex completed the acquisition (the "ACQUISITION") of all of the issued and outstanding capital stock of AOA from MTLG Investments, Inc. ("MTLG"), a wholly-owned subsidiary of Metrologic Instruments, Inc. ("METROLOGIC"). Essex acquired all of the outstanding capital stock of AOA from MTLG for an aggregate consideration of approximately $40.3 million in cash (the "PURCHASE PRICE") pursuant to a definitive Stock Purchase Agreement (the "PURCHASE AGREEMENT"), dated September 19, 2006, among Metrologic, MTLG, AOA and Essex. Essex has issued a press release announcing the completion of the Acquisition, which is filed as EXHIBIT 99.1 hereto and incorporated herein by reference.

         The Purchase Price is subject to post-closing upward or downward adjustment in the event AOA's adjusted net working capital (as defined in the Purchase Agreement) as of September 30, 2006 exceeds or is less than $5.65 million, respectively. In addition, if Essex chooses to make an election under
Section 338(h)(10) of the Internal Revenue Code to treat the sale of AOA's stock, for tax purposes, as if the transaction were structured as a sale of all of AOA's assets, Essex has agreed to increase the Purchase Price to the extent necessary to cover any increased tax liability to MTLG as a result of such tax election.

         The foregoing description of the Acquisition and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as EXHIBIT 2.1 hereto and incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The information described above under Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(A)         FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            The Corporation hereby undertakes to file any financial statements required by this Item 9.01(a) not later than 71 days after the date this Form 8-K was due for filing.

(B)         PRO FORMA FINANCIAL INFORMATION.

            The Corporation hereby undertakes to file any pro forma financial information required by this Item 9.01(b) not later than 71 days after the date this Form 8-K was due for filing.

(D)    EXHIBITS

       Exhibit
       NUMBER  DESCRIPTION

       1.1 Second Amendment to Amended and Restated Line of Credit Loan and Security Agreement, dated September 29, 2006, by and between Essex Corporation, The Windermere Group, LLC, Windermere Information Technology Systems, LLC, Windermere HDS, LLC, and Bank of America, N.A.

       1.2 Third Amendment to Amended and Restated Line of Credit Loan and Security Agreement, Joinder, Assumption and Ratification Agreement, dated October 1, 2006, by and among Essex Corporation, The Windermere Group, LLC, Windermere Information Technology Systems, LLC, Windermere HDS, LLC, Adaptive Optics Associates, Inc., and Bank of America, N.A.

       2.1 Stock Purchase Agreement by and among MTLG Investments Inc., Metrologic Instruments, Inc., Adaptive Optics Associates, Inc. and Essex Corporation, dated as of September 19, 2006. (incorporated by reference to Essex's Current Report on Form 8-K filed on September 21, 2006).*

       99.1    Press Release of the Corporation dated October 2, 2006.

          -------------------
          * The registrant has omitted certain schedules and exhibits in accordance with Item 601(b)(2) of Regulation S-K. The registrant will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ESSEX CORPORATION


                           /S/ LISA G. JACOBSON
                           --------------------------------------------------
DATE:  October 4, 2006     Lisa G. Jacobson
                           Executive Vice President and Chief Financial Officer

                                  EXHIBIT INDEX
Exhibit
NUMBER    DESCRIPTION

1.1 Second Amendment to Amended and Restated Line of Credit Loan and Security Agreement, dated September 29, 2006, by and between Essex Corporation, The Windermere Group, LLC, Windermere Information Technology Systems, LLC, Windermere HDS, LLC, and Bank of America, N.A.

1.2 Third Amendment to Amended and Restated Line of Credit Loan and Security Agreement, Joinder, Assumption and Ratification Agreement, dated October 1, 2006, by and among Essex Corporation, The Windermere Group, LLC, Windermere Information Technology Systems, LLC, Windermere HDS, LLC, Adaptive Optics Associates, Inc., and Bank of America, N.A.

2.1 Stock Purchase Agreement by and among MTLG Investments Inc., Metrologic Instruments, Inc., Adaptive Optics Associates, Inc. and Essex Corporation, dated as of September 19, 2006 (incorporated by reference to Essex's Current Report on Form 8-K filed on September 21,
          2006).*

99.1      Press Release of the Corporation dated October 2, 2006.

-------------------
* The registrant has omitted certain schedules and exhibits in accordance with Item 601(b)(2) of Regulation S-K. The registrant will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.